Stockholders' Equity (Notes)	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Attributable to Parent [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Stockholders' Equity
Stock Split
In June 2015, in anticipation of our IPO, our board of directors authorized and we effected a 1.333 to 1 stock split of our common stock. All periods presented in these financial statements reflect this split. The impact of the split resulted in a reclassification of beginning balance of additional paid-in capital to common stock to reflect the increase in par value.
Authorization of additional Common Stock and Preferred Stock
The Company’s Second Amended and Restated Certificate of Incorporation became effective as of June 24, 2015. The amendment, among other things, provides that the Company’s authorized capital stock consists of 1.0 billion shares of common stock and 100.0 million shares of preferred stock. No preferred stock was issued or outstanding as of December 31, 2015.
Initial Public Offering
On June 30, 2015, we completed our initial public offering of 33,977,273 shares including 4,431,818 shares pursuant to the underwriters' option to purchase additional shares at a public offering price of $22.50 per share. Proceeds from the IPO, net of underwriting fees and commissions and estimated costs payable by us, were approximately $714.7 million. The net proceeds from the IPO and the proceeds from the Senior Secured Term Loan A were used to redeem our outstanding Senior Notes as discussed in Note 10, "Debt."